U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 5, 2005


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.            (IRS Employer
                                                             Identification No.)



2707 South Cooper St.  Suite 119   Arlington, TX                    76015
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   817   )      303     -      7449
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                     (Registrant's former name and address)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

(b)      Resignation of an Officer and Director

On July 1, 2005, Edward C. Maddox resigned effectively as of July 1, 2005 as President and as a member of our Board of Directors. Mr. Maddox's resignation was not the result of any disagreement between us and him.

A copy of the press release issued by the Company announcing the resignation of Mr. Maddox is filed as Exhibit (99) to this Form 8-K.



Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

(99)     Urban Televison Network Corporation New Release dated July 5, 2005.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Urban Television Network Corporation
Dated: July 5, 2005
                                             /s/ Randy Moseley
                                            ------------------------------------
                                            By: Randy Moseley
                                            Title: Chief Financial Officer